                    OLYMPIC AUTOMOBILE RECEIVABLES TRUST  1996 - B


                           MONTHLY  SERVICER'S  CERTIFICATE



    Accounting Date:                   SEPTEMBER 30, 1996
    Determination Date:                OCTOBER 5, 1996
    Distribution Date:                 OCTOBER 15, 1996
    Monthly Period Ending:             SEPTEMBER 30, 1996


    This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1996, among Olympic Automobile Receivables Trust, 1996-B (the "Trust"), Olympic Receivables Finance Corp., as seller, Olympic Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

    Olympic Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

  I.  Collection  Account  Summary
      Available Funds:
           Payments Received                                                                  $21,190,754.85
           Liquidation Proceeds (excluding Purchase Amounts)                                     $512,762.24
           Current Monthly Advances                                                            $1,189,033.17
           Amount of withdrawal, if any, from the Reserve Account                                      $0.00
           Monthly Advance Recoveries                                                         ($1,186,624.62)
           Purchase Amounts-Warranty and Administrative Receivables                               $81,369.21
           Purchase Amounts - Liquidated Receivables                                                   $0.00
           Income from investment of funds in Trust Accounts                                      $72,946.54
                                                                                            -----------------
      Total Available Funds                                                                                     $21,860,241.39
                                                                                                              ----------------
                                                                                                              ----------------
    Amounts Payable on Distribution Date:
         Reimbursement of Monthly Advances                                                             $0.00
         Backup Servicer Fee                                                                           $0.00
         Basic Servicing Fee                                                                     $506,712.56
         Trustee and other fees                                                                        $0.00
         Class A-1  Interest Distributable Amount                                                $121,073.37
         Class A-2  Interest Distributable Amount                                              $1,117,150.00
         Class A-3  Interest Distributable Amount                                                $687,700.00
         Class A-4  Interest Distributable Amount                                                $652,077.50
         Class A-5  Interest Distributable Amount                                                $318,665.00
         Noteholders' Principal Distributable Amount                                          $16,442,709.10
         Certificate  Interest Distributable Amount                                              $336,375.00
         Certificate  Principal Distributable Amount                                                   $0.00
         Amounts owing and not paid to Security Insurer under
           Insurance Agreement                                                                         $0.00
         Supplemental Servicing Fees (not otherwise paid to Servicer)                                  $0.00
         Spread Account Deposit                                                                $1,677,778.86
                                                                                            -----------------
    Total Amounts Payable on Distribution Date                                                                  $21,860,241.39
                                                                                                             -----------------
                                                                                                            - ----------------


II. Available  Funds
    Collected Funds (see V)
         Payments Received                                                                    $21,190,754.85
         Liquidation Proceeds (excluding Purchase Amounts)                                       $512,762.24    $21,703,517.09
                                                                                            -----------------

    Purchase Amounts                                                                                                $81,369.21

    Monthly Advances
         Monthly Advances - current Monthly Period (net)                                           $2,408.55
         Monthly Advances - Outstanding Monthly Advances
          not otherwise reimbursed to the Servicer                                                     $0.00         $2,408.55
                                                                                            -----------------

    Income from investment of funds in Trust Accounts                                                               $72,946.54
                                                                                                              ----------------

    Available Funds                                                                                             $21,860,241.39
                                                                                                              ----------------
                                                                                                              ----------------
III.     Amounts  Payable  on  Distribution  Date

     (i)(a)  Taxes due and unpaid with respect to the Trust
             (not otherwise paid by OFL or the Servicer)                                                                 $0.00

     (i)(b)  Outstanding Monthly Advances (not otherwise reimbursed
             to Servicer and to be reimbursed on the Distribution Date)                                                  $0.00

     (i)(c)  Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                             $0.00

     (ii)    Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
               Owner Trustee                                                                           $0.00
               Administrator                                                                           $0.00
               Indenture Trustee                                                                       $0.00
               Indenture Collateral Agent                                                              $0.00
               Lockbox Bank                                                                            $0.00
               Custodian                                                                               $0.00
               Backup Servicer                                                                         $0.00
               Collateral Agent                                                                        $0.00             $0.00
                                                                                            -----------------
     (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                                                 $506,712.56

     (iii)(b) Supplemental Servicing Fees (not otherwise paid to Servicer)                                               $0.00

     (iii)(c) Servicer reimbursements for mistaken deposits or postings of checks
              returned for insufficient funds (not otherwise reimbursed to Servicer)                                     $0.00

     (iv)     Class A-1  Interest Distributable Amount                                                             $121,073.37
              Class A-2  Interest Distributable Amount                                                           $1,117,150.00
              Class A-3  Interest Distributable Amount                                                             $687,700.00
              Class A-4  Interest Distributable Amount                                                             $652,077.50
              Class A-5  Interest Distributable Amount                                                             $318,665.00

     (v)      Noteholders' Principal Distributable Amount
                Payable to Class A-1 Noteholders                                                                $16,442,709.10
                Payable to Class A-2 Noteholders                                                                         $0.00
                Payable to Class A-3 Noteholders                                                                         $0.00
                Payable to Class A-4 Noteholders                                                                         $0.00
                Payable to Class A-5 Noteholders                                                                         $0.00

     (vi)     Certificate Interest Distributable Amount                                                            $336,375.00

     (vii)    Unpaid principal balance of the Class A-1 Notes after deposit to the Note
              Distribution Account of any funds in the Class A-1 Holdback Subaccount
              (applies only on the Class A-1 Final Scheduled Distribution Date)                                          $0.00

     (viii)   Certificate Principal Distributable Amount                                                                 $0.00

     (ix)     Amounts owing and not paid to Security Insurer under Insurance Agreement                                   $0.00
                                                                                                              ----------------

              Total amounts payable on Distribution Date                                                        $20,182,462.53
                                                                                                              ----------------
                                                                                                              ----------------

                                     Page 2

IV. Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
    Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
    Class A-1 Maturity Shortfall
    Spread Account deposit:

         Amount of excess, if any, of Available Funds
          over total amounts payable (or amount of such
          excess up to the Spread Account Maximum Amount)                                                        $1,677,778.86

    Reserve Account Withdrawal on any Determination Date:

         Amount of excess, if any, of total amounts payable over Available Funds
          (excluding amounts payable under item (vii) of Section III)                                                    $0.00

         Amount available for withdrawal from the Reserve Account (excluding the
          Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
          (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
          of transfers of Subsequent Receivables)                                                                       ($0.00)

         (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account, (excluding the
          Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

         Amount of withdrawal, if any, from the Reserve Account                                                          $0.00

    Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

         Amount by which (a) the remaining principal balance of the Class A-1 Notes
         exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III                       $0.00

         Amount available in the Class A-1 Holdback Subaccount                                                           $0.00

         (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
         of Section III) shall be withdrawn by the Indenture Trustee from the
         Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
         Account for payment to the Class A-1 Noteholders)

         Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                            $0.00

    Deficiency Claim Amount:

         Amount of excess, if any, of total amounts payable over funds available for withdrawal
         from Reserve Amount, the Class A-1 Holdback Subaccount and Available Funds                                      $0.00

         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

    Pre-Funding Account Shortfall:

         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
         Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
         the Class A-5 Prepayment Amount, the Class A-6 Prepayment Amount and the
         Repurchase Amount over (b) the amount on deposit in the Pre-Funding Account                                     $0.00

    Class A-1 Maturity Shortfall:

         Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
         the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
         pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                                $0.00

    (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
    Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
    Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
    Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

V.  Collected Funds

    Payments Received:
              Supplemental Servicing Fees                                                              $0.00
              Amount allocable to interest                                                     $7,115,361.96
              Amounts allocable to principal                                                  $14,075,392.89
              Amount allocable to Insurance Add-On Amounts                                             $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                                    $0.00
                                                                                            ----------------

    Total Payments Received                                                                                     $21,190,754.85

    Liquidation Proceeds:
              Gross amount realized with respect to Liquidated Receivables                       $525,140.80

              Less: (i) reasonable expenses incurred by Servicer
               in connection with the collection of such Liquidated
               Receivables and the repossession and disposition
               of the related Financed Vehicles and (ii) amounts
               required to be refunded to Obligors on such Liquidated Receivables               ($12,378.56)
                                                                                           -----------------

    Net Liquidation Proceeds                                                                                       $512,762.24

    Allocation of Liquidation Proceeds:
              Supplemental Servicing Fees                                                              $0.00
              Amount allocable to interest                                                             $0.00
              Amounts allocable to principal                                                           $0.00
              Amount allocable to Insurance Add-On Amounts                                             $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                                    $0.00             $0.00
                                                                                            ----------------- ----------------

    Total Collected Funds                                                                                       $21,703,517.09
                                                                                                              ----------------
                                                                                                              ----------------

VI. Purchase Amounts Deposited in Collection Account

    Purchase Amounts - Warranty Receivables                                                                              $0.00
              Amount allocable to interest                                                             $0.00
              Amounts allocable to principal                                                           $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                                    $0.00

    Purchase Amounts - Administrative Receivables                                                                   $81,369.21
              Amount allocable to interest                                                             $0.00
              Amounts allocable to principal                                                      $81,369.21
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
               Servicer prior to deposit in the Collection Account)                                    $0.00
                                                                                            ----------------

    Total Purchase Amounts                                                                                          $81,369.21
                                                                                                              ----------------
                                                                                                              ----------------

VII.     Reimbursement of Outstanding Monthly Advances

    Outstanding Monthly Advances                                                                                 $1,729,213.59

    Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
              Payments received from Obligors                                                 ($1,186,624.62)
              Liquidation Proceeds                                                                     $0.00
              Purchase Amounts - Warranty Receivables                                                  $0.00
              Purchase Amounts - Administrative Receivables                                            $0.00
                                                                                            ----------------

    Outstanding Monthly Advances to be netted against Monthly
     Advances for the current Monthly Period                                                                    ($1,186,624.62)

    Outstanding Monthly Advances to be reimbursed out of
     Available Funds on the Distribution Date                                                                   ($1,186,624.62)

    Remaining Outstanding Monthly Advances                                                                         $542,588.97

    Monthly Advances - current Monthly Period                                                                    $1,189,033.17
                                                                                                              ----------------

    Outstanding Monthly Advances - immediately following the Distribution Date                                   $1,731,622.14
                                                                                                              ----------------
                                                                                                              ----------------

VIII.    Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

      Payments received allocable to principal                                                                  $14,075,392.89
      Aggregate of Principal Balances as of the Accounting Date of all
      Receivables that became Liquidated Receivables
       during the Monthly Period                                                                                 $2,285,947.00
      Purchase Amounts - Warranty Receivables allocable to principal                                                     $0.00
      Purchase Amounts - Administrative Receivables allocable to principal                                          $81,369.21
      Amounts withdrawn from the Pre-Funding Account                                                                     $0.00
      Cram Down Losses                                                                                                   $0.00
                                                                                                              ----------------

    Principal Distribution Amount                                                                               $16,442,709.10
                                                                                                              ----------------
                                                                                                              ----------------

B.  Calculation of Class A-1 Interest Distributable Amount

      Class A-1 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-1 Noteholders on such Distribution Date)                       $26,955,110.13

      Multiplied by the Class A-1 Interest Rate                                                        5.390%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $121,073.37
                                                                                            ----------------

      Plus any unpaid Class A-1 Interest Carryover Shortfall                                                             $0.00
                                                                                                              ----------------

      Class A-1 Interest Distributable Amount                                                                      $121,073.37
                                                                                                              ----------------
                                                                                                              ----------------

C.  Calculation of Class A-2 Interest Distributable Amount

      Class A-2 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-2 Noteholders on such Distribution Date)                      $223,430,000.00

      Multiplied by the Class A-2 Interest Rate                                                         6.00%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333     $1,117,150.00
                                                                                           -----------------

      Plus any unpaid Class A-2 Interest Carryover Shortfall                                                             $0.00
                                                                                                             -----------------

      Class A-2 Interest Distributable Amount                                                                    $1,117,150.00
                                                                                                             -----------------
                                                                                                             -----------------

D.  Calculation of Class A-3 Interest Distributable Amount

      Class A-3 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-3 Noteholders on such Distribution Date)                      $126,960,000.00

      Multiplied by the Class A-3 Interest Rate                                                         6.50%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $687,700.00
                                                                                           -----------------

      Plus any unpaid Class A-3 Interest Carryover Shortfall                                                             $0.00
                                                                                                              ----------------

      Class A-3 Interest Distributable Amount                                                                      $687,700.00
                                                                                                              ----------------
                                                                                                              ----------------

E.  Calculation of Class A-4 Interest Distributable Amount

      Class A-4 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-4 Noteholders on such Distribution Date)                      $116,790,000.00

      Multiplied by the Class A-4 Interest Rate                                                        6.70%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $652,077.50
                                                                                            ----------------

      Plus any unpaid Class A-4 Interest Carryover Shortfall                                                             $0.00
                                                                                                              ----------------

      Class A-4 Interest Distributable Amount                                                                      $652,077.50
                                                                                                              ----------------
                                                                                                              ----------------



F.  Calculation of Class A-5 Interest Distributable Amount

      Class A-5 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
       of principal to Class A-5 Noteholders on such Distribution Date)                       $55,420,000.00

      Multiplied by the Class A-5 Interest Rate                                                         6.90%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $318,665.00
                                                                                           -----------------

      Plus any unpaid Class A-5 Interest Carryover Shortfall                                                             $0.00
                                                                                                             -----------------

      Class A-5 Interest Distributable Amount                                                                      $318,665.00
                                                                                                             -----------------
                                                                                                             -----------------


H.  Calculation of Noteholders' Interest Distributable Amount

      Class A-1 Interest Distributable Amount                                                    $121,073.37
      Class A-2 Interest Distributable Amount                                                  $1,117,150.00
      Class A-3 Interest Distributable Amount                                                    $687,700.00
      Class A-4 Interest Distributable Amount                                                    $652,077.50
      Class A-5 Interest Distributable Amount                                                    $318,665.00

      Noteholders' Interest Distributable Amount                                                                 $2,896,665.87
                                                                                                                --------------
                                                                                                                --------------

I.  Calculation of Noteholders' Principal Distributable Amount:

      Noteholders' Monthly Principal Distributable Amount:

      Principal Distribution Amount                                                           $16,442,709.10

      Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%,
       (ii) for the Distribution Date on which the principal balance of the Class
       A-1 Notes is reduced to zero, 100% until the principal balance of the Class
       A-1 Notes is reduced to zero and with respect to any remaining portion of the
       Principal Distribution Amount, the initial principal balance of the Class A-2
       Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date  for the
       preceding Distribution Date minus that portion of the Principal Distribution
       Amount applied to retire the Class A-1 Notes and (iii) for each Distribution
       Date thereafter, outstanding principal balance of the Class A-2 Notes on the
       Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date
       for the preceding Distribution Date)
                                                                                                      100.00%   $16,442,709.10
                                                                                             ---------------


      Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                             -----------------

      Noteholders' Principal Distributable Amount                                                               $16,442,709.10
                                                                                                             -----------------
                                                                                                             -----------------

J.  Application of Noteholders' Principal Distribution Amount:

      Amount of Noteholders' Principal Distributable Amount payable to Class A-1 Notes
      (equal to entire Noteholders' Principal Distributable Amount until the principal balance
      of the Class A-1 Notes is reduced to zero)                                                                $16,442,709.10
                                                                                                             -----------------
                                                                                                             -----------------

      Amount of Noteholders' Principal Distributable Amount payable to Class A-2 Notes
      (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2
      Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
      thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                       $0.00
                                                                                                             -----------------
                                                                                                             -----------------

                                     Page 6


K.  Calculation of Certificate Interest Distributable Amount

      Certificate Monthly Interest Distributable Amount:

      Certificate Balance (as of the close of business
       on the preceding Distribution Date)                                                    $58,500,000.00
      Multilpied by the Certificate Pass-Through Rate                                                   6.90%

      Multiplied by 1/12 or, in case of the first Distribution Date, by 31/360                    0.08333333       $336,375.00
                                                                                           -----------------

      Plus any unpaid Certificate Interest Carryover Shortfall                                                           $0.00
                                                                                                              -----------------

      Certificate Interest Distributable Amount                                                                     $336,375.00
                                                                                                              -----------------
                                                                                                              -----------------

L.  Calculation of Certificate Principal Distributable Amount:

      Certificate Monthly Principal Distributable Amount:

      Principal Distribution Amount                                                          $16,442,709.10

      Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 0%,
       (ii) for the Distribution Date on which the principal balance of the Class
       A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1
       Notes is reduced to zero and with respect to any remaining portion of the
       Principal Distribution Amount, 100% minus the Noteholders' Percentage
       (computed after giving effect to the retirement of the Class A-1 Notes) and
       (iii) for each Distribution Date thereafter, 100% minus Noteholders' Percentage)                0.00%              $0.00
                                                                                          -----------------

      Unpaid Certificate Principal Carryover Shortfall                                                                    $0.00
                                                                                                              -----------------

      Certificate Principal Distributable Amount                                                                          $0.00
                                                                                                              -----------------
                                                                                                              -----------------

IX. Pre-Funding Account

    A.  Withdrawals from Pre-Funding Account:

      Amount on deposit in the  Pre-Funding Account as of the preceding
       Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
         Pre-Funded Amount                                                                                                $0.00
                                                                                                              -----------------


                                                                                                                          $0.00
                                                                                                              -----------------
                                                                                                              -----------------

      Less:  withdrawals from the Pre-Funding Account in respect of transfers of
       Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
       (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
       Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of
       Subsequent Receivables over (ii) $0))                                                                              $0.00

      Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the November 1995
       Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
       Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B below)
                                                                                                                          $0.00
                                                                                                              -----------------

      Amount remaining on deposit in the Pre-Funding Account after
       Distribution Date
         Pre-Funded Amount                                                                            $0.00
                                                                                          -----------------

                                                                                                                          $0.00
                                                                                                              -----------------
                                                                                                              -----------------

                                     Page 7


IX. Pre-Funding Account (cont.)

    B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

    Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
     Funding Period (November 1995 Distribution Date) or the Pre-Funded Amount being reduced
     to $100,000 or less on any Distribution Date                                                                         $0.00

    Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                   $0.00

    Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                   $0.00

    Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                   $0.00

    Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                   $0.00

    Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                   $0.00

    Class A-6 Prepayment Amount (equal to the Class A-6 Noteholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Class B Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                   $0.00

    Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
     (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
     Distribution Date)                                                                                                   $0.00

    Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment Amount, Class A-2
     Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
     Amount, the Class A-5 Prepayment Amount, the Class A-6 Prepayment
     Amount and Class B Prepayment Amount over the sum current principal balance of the Class A-1 Notes,  the Class A-2 Notes, the Class A-3 Notes,
     the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes
     and the Current Certificate Balance, multiplied by (ii) discounted present value of Class I Monthly Interest Distributable Amount for each of the Planned
     Notional Balances (before giving effect to any adjustment thereto) for the Distribution
     Date on which the Repurchase Amount is to be paid to the June 2003
     Distribution Date, discounted to present value at a rate of 5.89%)                                                   $0.00

    C.  Prepayment Premiums:

    Class A-1 Prepayment Premium                                                                                          $0.00
    Class A-2 Prepayment Premium                                                                                          $0.00
    Class A-3 Prepayment Premium                                                                                          $0.00
    Class A-4 Prepayment Premium                                                                                          $0.00
    Class A-5 Prepayment Premium                                                                                          $0.00

    Certificate Prepayment Premium                                                                                        $0.00


X.  Reserve Account

    Requisite Reserve Amount:

    Portion of Requisite Recerve Amount calculated with respect to Class A-1 Notes,
     Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
     and Certificates:

         Product of (x)  6.62% (weighted average interest of Class A-1 Interest Rate,
         Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5 Interest Rate
         and Class B Pass-Through Rate (based on outstanding Class A-1 principal balance, Class A-2 principal balance and Certificate Balance), divided by 360, (y) $191,232,566.29 (the Pre-Funded Amount on such Distribution Date) and
         (z)  30 (the number of days until the August 1996 Distribution Date))                                            $0.00

         Less the product of (x) 2.5% divided by 360, (y) $191,232,566.29 (the Pre-Funded Amount on such
         Distribution Date) and (z) 30 (the number of days until the August 1996 Distribution Date)                      ($0.00)
                                                                                                               -----------------


    Requisite Reserve Amount                                                                                              $0.00
                                                                                                               -----------------
                                                                                                               -----------------

    Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
     Subaccount) as of the preceding Distribution Date or, in the case of the first
     Distribution Date, as of the Closing Date                                                                            $0.00

    Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
     Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the IndentureTrustee in the Reserve Account from amounts withdrawn
     from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                      $0.00

    Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
     Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
     Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
     General Partners from amounts withdrawn from the Pre-Funding Account in respect of
     transfers of Subsequent Receivables)                                                                                 $0.00

    Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
     to cover the excess, if any, of total amount payable over Available Funds (see IV above)                             $0.00
                                                                                                               -----------------

    Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
     Subaccount) after the Distribution Date                                                                              $0.00
                                                                                                               -----------------
                                                                                                               -----------------

XI. Class A-1 Holdback Subaccount:

    Class A-1 Holdback Amount:

    Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                      $0.00


    Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
     is greater than $0 (the Original Pool Balance after giving effect to the transfer of
     Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
     preceding the Distribution Date))                                                                                    $0.00

    Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
     a Class A-1 Maturity Shortfall (see IV above)                                                                        $0.00

    Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
     withdrawal to be released by the Indenture Trustee to the General Partners)                                          $0.00
                                                                                                               ----------------

    Class A-1 Holdback Subaccount immediately following the Distribution Date                                             $0.00
                                                                                                               ----------------
                                                                                                               ----------------

XII. Calculation of Servicing Fees

    Aggregate Principal Balance as of the first day of the Monthly Period     $608,055,076.36
    Multiplied by Basic Servicing Fee Rate                                              1.00%
    Divided by Months per year                                                      0.083333%
                                                                              ----------------

    Basic Servicing Fee                                                                              $506,712.56

    Less: Backup Servicer Fees (annual rate of 1 bp)                                                       $0.00

    Supplemental Servicing Fees                                                                            $0.00
                                                                                                -----------------

    Total of Basic Servicing Fees and Supplemental Servicing Fees                                                      $506,712.56
                                                                                                                  -----------------
                                                                                                                  -----------------

XIII. Information for Preparation of Statements to Noteholders

         a. Aggregate principal balance of the Notes as of first day of Monthly Period
              Class A-1 Notes                                                                                       $26,955,110.13
              Class A-2 Notes                                                                                      $223,430,000.00
              Class A-3 Notes                                                                                      $126,960,000.00
              Class A-4 Notes                                                                                      $116,790,000.00
              Class A-5 Notes                                                                                       $55,420,000.00

         b. Amount distributed to Noteholders allocable to principal
              Class A-1 Notes                                                                                       $16,442,709.10
              Class A-2 Notes                                                                                                $0.00
              Class A-3 Notes                                                                                                $0.00
              Class A-4 Notes                                                                                                $0.00
              Class A-5 Notes                                                                                                $0.00

         c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
              Class A-1 Notes                                                                                       $10,512,401.03
              Class A-2 Notes                                                                                      $223,430,000.00
              Class A-3 Notes                                                                                      $126,960,000.00
              Class A-4 Notes                                                                                      $116,790,000.00
              Class A-5 Notes                                                                                       $55,420,000.00

         d. Interest distributed to Noteholders
              Class A-1 Notes                                                                                          $121,073.37
              Class A-2 Notes                                                                                        $1,117,150.00
              Class A-3 Notes                                                                                          $687,700.00
              Class A-4 Notes                                                                                          $652,077.50
              Class A-5 Notes                                                                                          $318,665.00

         e.   Remaining Certificate Balance                                                                         $58,500,000.00

         f.   1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)          $0.00
              8.  Class B Principal Carryover Shortfall, if any, (and change in amount from preceding statement)             $0.00



XIV. Information for Preparation of Statements to Noteholders (continued)
         g.   Amount distributed payable out of amounts withdrawn from or pursuant to:
              1.  Reserve Account                                                                          $0.00
              2.  Class A-1 Holdback Subaccount                                                            $0.00
              3.  Claim on the Note Policy                                                                 $0.00

         h.   Remaining Pre-Funded Amount                                                                                    $0.00

         i.   Remaining Reserve Amount                                                                                       $0.00

         j.   Amount on deposit on Class A-1 Holdback Subaccount                                                             $0.00

         k.   Prepayment amounts
                Class A-1 Prepayment Amount                                                                                  $0.00
                Class A-2 Prepayment Amount                                                                                  $0.00
                Class A-3 Prepayment Amount                                                                                  $0.00
                Class A-4 Prepayment Amount                                                                                  $0.00
                Class A-5 Prepayment Amount                                                                                  $0.00

         l.   Prepayment Premiums
                Class A-1 Prepayment Premium                                                                                 $0.00
                Class A-2 Prepayment Premium                                                                                 $0.00
                Class A-3 Prepayment Premium                                                                                 $0.00
                Class A-4 Prepayment Premium                                                                                 $0.00
                Class A-5 Prepayment Premium                                                                                 $0.00

         m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
               paid by the Trustee on behalf of the Trust                                                              $506,712.56

         n.   Note Pool Factors (after giving effect to distributions on the
               Distribution Date)
                Class A-1 Notes                                                                                         0.15257476
                Class A-2 Notes                                                                                         1.00000000
                Class A-3 Notes                                                                                         1.00000000
                Class A-4 Notes                                                                                         1.00000000
                Class A-5 Notes                                                                                         1.00000000

XV. Information for Preparation of Statements to Certificateholders
         a.   Aggregate Certificate Balance as of first day of Monthly Period                                       $58,500,000.00

         b.   Amount distributed to Certificateholders allocable to principal                                                $0.00

         c.   Aggregate  Certificate Balance (after giving effect to
               distributions on the Distribution Date)                                                              $58,500,000.00

         d.   Interest distributed to  Certificateholders                                                              $336,375.00

         e.   Remaining  Certificate Balance                                                                        $58,500,000.00

         f.   Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                Class A-1 Notes                                                                                     $10,512,401.03
                Class A-2 Notes                                                                                    $223,430,000.00
                Class A-3 Notes                                                                                    $126,960,000.00
                Class A-4 Notes                                                                                    $116,790,000.00
                Class A-5 Notes                                                                                     $55,420,000.00

         g.   1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)            $0.00
              7.  Certificate Interest Carryover Shortfall, if any, (and change in amount from preceding statement)          $0.00
              8.  Certificate Principal Carryover Shortfall, if any, (and change in amount from preceding statement)         $0.00

         h.   Amount distributed payable out of amounts withdrawn from or pursuant to:
              1.  Reserve Account                                                                          $0.00
              2.  Spread Account                                                                           $0.00
              3.  Claim on the Certificate Policy                                                          $0.00

         i.   Remaining Pre-Funded Amount                                                                                    $0.00

         j.   Remaining Reserve Amount                                                                                       $0.00

         k.   Certificate Prepayment Amount                                                                                  $0.00

         l.   Certificate Prepayment Premium                                                                                 $0.00

         m.   Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
               paid by the Trustee on behalf of the Trust                                                              $506,712.56

         n.   Class B Pool Factor (after giving effect to distributions on the Distribution Date)                       1.00000000

                                     Page 11

XVI.     Pool Balance and Aggregate Principal Balance

              Original Pool Balance at beginning of Monthly Period                                                 $649,999,966.23
              Subsequent Receivables                                                                                         $0.00
                                                                                                                  -----------------
              Original Pool Balance at end of Monthly Period                                                       $649,999,966.23
                                                                                                                  -----------------
                                                                                                                  -----------------

              Aggregate Principal Balance as of preceding Accounting Date                                          $608,055,076.36
              Aggregate Principal Balance as of current Accounting Date                                            $591,612,367.26


    Monthly Period Liquidated Receivables                                                 Monthly Period Adminsitrative Receivables

                     LOAN #                AMOUNT                                                  LOAN #              AMOUNT
                     ------                ------                                                  ------              ------
      see attached listing                    $9,300.95                                    see attached listing         $81,369.21
                                          $2,298,066.66                                                                      $0.00
                                            ($24,754.81)                                                                     $0.00
                                                                                                                  -----------------
                                              $3,334.20                                                                 $81,369.21
                                              ---------                                                           -----------------
                                                                                                                  -----------------
                                          $2,285,947.00
                                          -------------
                                          -------------
XVIII.   Delinquency Ratio

    Sum of Principal Balances (as of the Accounting Date)
     of all Receivables delinquent more than 30 days with
     respect to all or any portion of a Scheduled Payment
     as of the Accounting Date                                                                    $17,986,569.58

    Aggregate Principal Balance as of the Accounting Date                                        $591,612,367.26
                                                                                                -----------------

    Delinquency Ratio                                                                                                  3.04026261%
                                                                                                                  -----------------
                                                                                                                  -----------------





    IN WITNESS WHEREOF, I, Mike Sherman, a Responsible Officer of Olympic Financial Ltd., have executed this Certificate as of the Determination Date set forth above.


                                       OLYMPIC  FINANCIAL  LTD.


                                       By: /s/ Michael J. Sherman
                                           ----------------------------------

                                       Name:  Michael J. Sherman
                                             --------------------------------
                                       Title: Vice President / Treasurer
                                              -------------------------------

                          Olympic Financial LTD                    Page:  29
                          Charge Off Transactions                  RP2050R
                          For 9/01/1996 Thru 9/30/1996

Control # 175
              C/O         Account           Loan            Principal
              Type         Number           Name          Charged Off
              ----      ----------     -------------      -----------
              FC        0008029901     HALE                 22,743.00
              FC        2770016601     ALLEN                12,528.96
              FC        5099007401     TUNSTALL             16,181.39
              FC        7365013101     TEDDERS              18,127.50
              FC        9434004801     EDWARDS                 164.66-
              FC        9434004801     EDWARDS              11,953.02
                                                          -----------
                        TOTAL FC                            81,369.21

              IS        0665000901     FERNANDEZ               217.50
              IS        6479000801     ESCAJEDA              4,926.51
              IS        8509027701     TERRY                 4,156.94
                                                          -----------
                        TOTAL IS                             9,300.95

              NR        0072016001     SAYERS                5,419.19
              NR        0075006801     LAWRENCE             19,499.64
              NR        0318014101     JOHNSON               9,034.35
              NR        0362002601     ULLERY               13,331.64
              NR        0519000601     TAYLOR               13,239.36
              NR        0666001801     ATKINSON             22,099.58
              NR        0732003301     TORSRUD               9,893.24
              NR        0764000801     FLAISHANS            17,700.00
              NR        0795000701     HOWELL               16,069.89
              NR        0815002501     EMBODY               21,762.34
              NR        0817009001     GUERRERO             14,490.00
              NR        0817012301     DEAN                 14,614.13
              NR        0931000401     SIMS                 17,272.99
              NR        0968009701     POLTERA               6,512.09
              NR        0968010501     HERNANDEZ             9,367.57
              NR        1004008701     TIPTON               17,075.82
              NR        1158000701     GELGELU               5,785.17
              NR        1200029101     KAPPHAHN             14,641.58
              NR        1371002701     MILAZZO               1,458.14
              NR        1393002501     WOOD                  6,826.42
              NR        1393006701     WRIGHT               26,713.81
              NR        1393009101     MARKS                11,589.73
              NR        1412001301     ROJAS                17,463.50
              NR        1416000501     WATTS                15,604.45
              NR        1424000801     BRADLEY              17,160.94
              NR        1424003601     SIMEONE              15,044.38
              NR        1450048401     STARKS                8,199.15
              NR        1521000901     CLARKE               15,027.78
              NR        1531001701     JAMES                 7,795.00
              NR        1535000401     SPORS                 4,851.03
              NR        1537004101     STAMPER              14,268.32
              NR        1588000501     KEMP                 14,408.10
              NR        1592000101     COWARD               15,798.58
              NR        1597001001     STOVER               17,192.78
              NR        1634000901     LESTER               13,200.00
              NR        1659000401     BLACKWELL             7,238.00
              NR        2740081801     RICE                 19,675.11
              NR        2740085201     WEISS                11,764.71
              NR        2746050401     THOMAS               23,985.03
              NR        2776016001     CARTER               13,924.87
              NR        2933007301     LANE                 14,431.96
              NR        2946006201     PYTEREK              20,761.23
              NR        3052005601     MORRIS               15,695.02
              NR        3094005101     UPDIKE                6,609.00
              NR        4658139201     CALDWELL             13,817.95
              NR        4869002801     WILSON               29,467.15
              NR        5039019501     CLARK                24,534.03
              NR        5044028301     BATSON               20,067.65
              NR        5067017901     PHILLIPS             24,071.89
              NR        5082090601     GARCIA                9,263.49
              NR        5117014801     PRITCHETT            32,122.94
              NR        5118058901     MENDOZA              16,744.19
              NR        5155020801     RIVERA               10,920.20
              NR        5155021701     MOSS                 19,013.59
              NR        5224080001     CRYER                11,298.67
              NR        5259006901     PIZANA               13,879.39
              NR        5288045701     DECKARD              14,206.50
              NR        5288047601     WRIGHT               15,536.50
              NR        5293020301     SPIVEY               16,029.26

10/01/96                     Olympic Financial LTD                    Page:  30
18:52:47                     Charge Off Transactions                  RP205OR
                          for 9/01/1996 Thru 9/30/1996

Control # 175
              C/O         Account           Loan            Principal
              Type         Number           Name          Charged Off
              ----      ----------     -------------      -----------
              NR        5294152301     SANTELIZ             13,229.48
              NR        5294154001     ANDERSON              7,913.25
              NR        5294154201     LECHNER              12,479.00
              NR        5294158901     NOEL                 11,827.81
              NR        5333012201     MARROW               18,917.29
              NR        5333012401     CAMPBELL             12,367.84
              NR        5386007001     WILLIAMS             15,817.66
              NR        5580078601     DOMINGUEZ            16,605.28
              NR        6212021201     GARCIA               16,868.85
              NR        6247089201     MOORE                24,273.44
              NR        6247104901     SOLIS                12,233.25
              NR        6247113901     MARIN                21,019.02
              NR        6247114701     GIBBS                10,962.81
              NR        6258023301     CARTER               15,403.66
              NR        6260010801     STEWART               9,696.21
              NR        6282016101     DRANE                 7,952.57
              NR        6422026501     SIGIFREDO            18,729.57
              NR        6423059801     RUIZ                 17,500.48
              NR        6423062301     MORRIS               13,884.08
              NR        6423065601     JACKSON              27,474.45
              NR        6423067701     SILVA                13,767.89
              NR        6423069801     ROBERTSON            16,325.79
              NR        6423071201     THOMPSON             18,685.91
              NR        6424055301     HERRIN               26,815.03
              NR        6424055701     FIELDS               29,080.53
              NR        6424058201     HOOD                 15,070.29
              NR        6424072901     SPENCER              17,341.58
              NR        6424076801     HEADS                 9,434.01
              NR        6424077301     BURSON               26,863.84
              NR        6424078701     JACKSON              18,406.03
              NR        6424079501     DOUCH                13,455.53
              NR        6424080501     SHELTON              24,269.07
              NR        6424080601     CLARK                10,199.39
              NR        6424081701     JONES                11,984.08
              NR        6424084501     BANCROFT             22,570.80
              NR        6424088301     PLUMBER              10,002.16
              NR        6424089301     JOHNSON               5,392.36-
              NR        6424089301     JOHNSON               5,392.36
              NR        6424092701     MCCLAHAN             20,943.74
              NR        6424093101     PILOT                12,100.56
              NR        6445018301     HENRY                13,791.65
              NR        6446019401     SEALS                21,830.12
              NR        6446023901     GOUDEAU              16,145.13
              NR        6446025701     SCOTT                11,956.40
              NR        6447009201     SHELLEY              11,261.44
              NR        6447023801     BROWN                19,810.81
              NR        6468003501     HALL                 12,662.39
              NR        6470000301     LASTER               15,040.19
              NR        6472004001     MEDINA               18,878.00
              NR        6672009901     HALBERT               5,858.50
              NR        6704054301     SMALLEY              14,894.24
              NR        6859013401     HOLLY                 6,254.26
              NR        7060104401     SAQIB                31,614.74
              NR        7080088801     JENKINS               9,470.54
              NR        7174011901     HERNANDEZ            12,260.30
              NR        7282022801     MCREYNOLDS           15,558.92
              NR        7305009001     LANA                 11,926.28
              NR        7365018301     ROUB                  6,640.00
              NR        7365019701     STROZINSKY           12,163.71
              NR        7365021301     WASIAK                2,817.83
              NR        7544103201     WHEELER              13,281.23
              NR        7600004101     LONG                 11,504.00
              NR        7616033901     GARCIA               16,277.92
              NR        7722001901     OGLE                 16,263.76
              NR        7728001501     LEE                  16,104.55
              NR        7732000501     HILL                 15,549.71
              NR        8017062201     SEARLE               11,068.95
              NR        8017063801     WILEY                16,557.25
              NR        8054012901     RUBIO                11,417.52
              NR        8060029001     BEJAR                11,772.41
              NR        8081023001     LIMON                19,048.68
              NR        8146007801     CHAVEZ               13,942.00
              NR        8152019101     LINCOLN              19,182.04
              NR        8218010201     ALSTON               16,148.03

10/01/96                     Olympic Financial LTD                    Page:  31
18:52:47                     Charge Off Transactions                  RP205OR
                          for 9/01/1996 Thru 9/30/1996

Control # 175
              C/O         Account           Loan            Principal
              Type         Number           Name          Charged Off
              ----      ----------     -------------      -----------
              NR        8403020701     TATE                 16,495.31
              NR        8409039601     WOODALL              10,204.94
              NR        8422004901     DAVIS                17,381.05
              NR        8440003201     SMITH                12,479.89
              NR        8509031901     EBERHARDT            12,652.65
              NR        8555001201     FOSTER               10,023.29
              NR        8564003301     THOMAS               13,099.85
              NR        8569004901     SPRADLIN             16,559.81
              NR        9294006401     MIRANDA              11,441.85
              NR        9294007301     BRETZ                12,791.06
              NR        9294007801     ZANTTZ               14,805.21
              NR        9315035001     CRUCE                13,824.61
              NR        9329010601     CORNELIUS            12,052.35
              NR        9334042801     RAY                  16,722.63
              NR        9360006001     CARPENTER             7,320.79
              NR        9363009001     ADAMS                14,141.33
              NR        9453002301     SHEPPARD             13,520.34
              NR        9646013801     SHARPE               17,614.44
              NR        9650062501     MANLY                15,784.75
              NR        9723125801     JOHNSON               9,799.19
              NR        9723127901     HIGHTOWER            11,202.28
              NR        9723128401     GIBBONS              15,037.68
              NR        9893009901     HARRILL              14,058.73
              NR        9997000301     WELLER               12,157.88
                                                         ------------
                        TOTAL   NR                       2,298,066.66

              RR        1189001701     HAGERTY                  52.11-
              RR        7146017401     MENEFEE              24,702.70-
                                                         ------------
                        TOTAL   RR                          24,754.81-

              SB        0327002601     LUDERFINGE              165.96
              SB        0396004301     CHERRY                   41.01
              SB        0666001101     HENINGER                 10.32
              SB        0814003101     PHIPPS                   10.79
              SB        0817007001     LADKINS                  16.58
              SB        0817012901     GOODWIN                  43.30
              SB        1098000901     WALLACE                  24.59
              SB        1376001401     ALLEN                    17.37
              SB        1855000401     BENNETT                 126.96
              SB        2740084001     HERRON                   28.50
              SB        2748053501     SCHWITTERS               31.08
              SB        2758012501     DECOLA                   16.79
              SB        2824004701     OLIVER                   51.30
              SB        2882016101     HOCKEMIER                29.91
              SB        5020042801     ADELSTEIN                  .56
              SB        5046001701     CROSSLAND                23.75
              SB        6156003601     WEST                     16.66
              SB        6247126901     PEREZ                   287.58
              SB        6247129001     NORRIS                  207.29
              SB        6402005001     MARTIN                   18.36
              SB        6422027101     CARDENAS                244.80
              SB        6472003701     OREA                    150.19
              SB        6660024801     GOODWIN                  11.03
              SB        6705007201     KINGREY                   2.00
              SB        6809001001     GROESCH                  13.84
              SB        6814009401     STEPHENS                  4.93
              SB        6965003301     LATCH                    36.70
              SB        6990003001     COOPER                   20.08
              SB        6991003001     SCHWARTZ                131.75
              SB        7151017601     PARASKI                 115.26
              SB        7288003201     ROWLAND                  23.40
              SB        7302010301     VANDOLAH                 89.85
              SB        7410015801     COOK                     30.64
              SB        7472006001     LAMBE                     6.25
              SB        7499007401     SMITH                     8.40
              SB        7574011901     DUER                     20.98
              SB        7698002301     DRANE                     6.64
              SB        8111000601     WHEELER                  22.20
              SB        8129007001     CARRILLO                 15.10
              SB        8139018301     DOMINGUEZ               246.38
              SB        8153005601     JIM                      10.44
              SB        8227003001     ESPARZA                  11.72

10/01/96                     Olympic Financial LTD                    Page:  32
18:52:47                     Charge Off Transactions                  RP205OR
                          for 9/01/1996 Thru 9/30/1996

Control # 175
              C/O         Account           Loan            Principal
              Type         Number           Name          Charged Off
              ----      ----------     -------------      -----------
              SB        8239004701     GONZALES                 18.81
              SB        8474019201     STONE                     3.68
              SB        9331026201     REAVES                   30.50
              SB        9371070001     DEGRENIER               308.16
              SB        9502002301     DAWKINS                 404.39
              SB        9673012401     CASTEEL                  23.08
              SB        9707009001     ABBOTT                   61.03
              SB        9723128701     ROSS                     16.20
              SB        9730023101     COSBY                    15.19
              SB        9951005401     BUTLER                   15.53
              SB        9990028101     BARBER                   45.92
              SB        9990048801     BARNES                     .47
                                                         ------------
                        TOTAL   SB                           3,334.20

TOTAL FOR CTL # 175                                      2,367,316.21
                                                         ------------
                                                         ------------